UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 15, 2002


                            PRO-PHARMACEUTICALS, INC.
             (Exact Name of Registrant as Specified in its Charter)

                                     Nevada
                 (State or Other Jurisdiction of Incorporation)


        000-32877                                          04-3562325
(Commission File Number)                       (IRS Employer Identification No.)


    189 Wells Avenue, Suite 200, Newton, Massachusetts           02459
         (Address of Principal Executive Offices)              (Zip Code)



                                 (617) 559-0033
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
          (Former Name or Former Address, If Changed Since Last Report)

Item 4. Changes in Registrant's Certifying Accountant

     On February 15, 2002, the management of Pro-Pharmaceuticals, Inc. (the "Registrant"), dismissed Scillia Dowling & Natarelli LLC as its independent auditors. On February 22, 2002, the management of the Registrant engaged Deloitte & Touche LLP as its independent auditors to audit its financial statements for the fiscal year ended December 31, 2001. The decision to dismiss Scillia Dowling & Natarelli LLC and to retain Deloitte & Touche LLP was approved by the Registrant's Board of Directors and Audit Committee.


     The report of Scillia Dowling & Natarelli LLC on the Registrant's financial statements as of December 31, 2000, and for the period commencing July 10, 2000 (Inception) to December 31, 2000, and the review reports of Scillia Dowling & Natarelli LLC on the Registrant's financial statements as of June 30, 2001 and September 30, 2001 and for the three-month and year-to-date periods, did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. The Registrant has only filed financial statements since its July 10, 2000 date of inception. On March 31, 2001, the management of the Registrant engaged Scillia Dowling & Natarelli LLC as its independent auditors to audit its financial statements for fthe period commencing July 10, 2000 (Inception) to December 31, 2000. From July 10, 2000 (Inception) through February 15, 2002, there were no disagreements between Scillia Dowling & Natarelli LLC and the Registrant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Scillia Dowling & Natarelli LLC, would have caused it to make reference to the subject matter of the disagreement in connection with its reports on the Registrant's financial statements. Prior to March 31, 2001, another independent auditor had opined on the financial statements of the Registrant. A discussion of this auditor's resignation can be seen under "Item 2. Plan of Operation -- Business Combination and Ownership" in the Registrant's Quarterly Report on Form 10-QSB for the quarterly period ended September 30, 2001, as filed with the Commission on November 14, 2001. No disagreements were reported therein.


     From March 31, 2001, the Registrant did not consult with Deloitte & Touche LLP on items which involved (i) the application of accounting principles to a specified transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered on the Registrant's financial statements, or
(iii) the subject matter of a disagreement or "reportable event."


     The Registrant has furnished Scillia Dowling & Natarelli LLC with a copy of this report and has requested it to furnish a letter addressed to the Securities and Exchange Commission stating whether Scillia Dowling & Natarelli LLC agrees with the above statements. A copy of this letter is attached as Exhibit 16.2 to this Form 8-K/A.



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


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     (c)  Exhibits

Exhibit
Number         Description of Document
------         -----------------------


16.1* Letter from Scillia Dowling & Natarelli LLC to the Commission, dated February 25, 2002, concerning change in certifying accountant

16.2 Letter from Scillia Dowling & Natarelli LLC to the Commission, dated March 7, 2002, concerning change in certifying accountant

* Also filed as Exhibit 16 with Registrant's Current Report on Form 8-K as filed with the Commission on February 25, 2002; renumbered and refiled herewith.



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


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              PRO-PHARMACEUTICALS, INC.
                                                   (Registrant)



                                              By:  /s/ David Platt
                                                   ---------------------------
                                                   David Platt, President


Date: March 7, 2002



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


                                  EXHIBIT INDEX

Exhibit
Number         Description of Document
------         -----------------------


16.1* Letter from Scillia Dowling & Natarelli LLC to the Commission, dated February 25, 2002, concerning change in certifying accountant

16.2 Letter from Scillia Dowling & Natarelli LLC to the Commission, dated March 7, 2002, concerning change in certifying accountant

* Also filed as Exhibit 16 with Registrant's Current Report on Form 8-K as filed with the Commission on February 25, 2002; renumbered and refiled herewith.



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